UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North LaSalle Street, Suite 925, Chicago, IL	60602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 324-5900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Asset

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K of Ares Commercial Real Estate Corporation (the “Registrant”) filed with the Securities and Exchange Commission on August 30, 2013 (the “Initial Form 8-K”) solely to add exhibits 99.1 and 99.2 filed herewith.  The Initial Form 8-K reported under Item 2.01 that the Registrant had completed the acquisition (the “Acquisition”) of all of the outstanding common units of EF&A Funding  L.L.C., d/b/a Alliant Capital LLC, a Michigan limited liability company, from Alliant, Inc., a Florida corporation, and The Alliant Company, LLC, a Florida limited liability company (together with Alliant, Inc., the “Sellers”) on August 30, 2013.  The Acquisition was completed pursuant to the Purchase and Sale Agreement, dated as of May 14, 2013, by and among the Registrant and the Sellers.  This Form 8-K/A provides the unaudited pro forma consolidated financial  information and financial statements required by Item 9.01 of Form 8-K.  No other modification to the Initial Form 8-K is being made by this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The unaudited financial statements of EF&A Funding L.L.C. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012, and the related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)           Pro Forma Financial Information.

Ares Commercial Real Estate Corporation unaudited pro forma consolidated financial information, comprised of a pro forma balance sheet as of June 30, 2013 and pro forma consolidated statements of operations for the year ended December 31, 2012 and for the six months ended June 30, 2013, and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c)           Exhibits

Exhibit Number	Description
99.1	EF&A Funding L.L.C. financial statements (unaudited) as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.2

Ares Commercial Real Estate Corporation unaudited pro forma consolidated financial information, comprised of a pro forma balance sheet as of June 30, 2013 and pro forma consolidated statements of operations for the year ended December 31, 2012 and for the six months ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date: November 18, 2013

	By:	/s/ Tae-Sik Yoon
	Name:	Tae-Sik Yoon
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	EF&A Funding L.L.C. financial statements (unaudited) as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.2

Ares Commercial Real Estate Corporation unaudited pro forma consolidated financial information, comprised of a pro forma balance sheet as of June 30, 2013 and pro forma consolidated statements of operations for the year ended December 31, 2012 and for the six months ended June 30, 2013.